SP FUNDS TRUST

(the “Trust”)

SP Funds 2030 Target Date Fund

SP Funds 2040 Target Date Fund

SP Funds 2050 Target Date Fund

(the “Funds”)

Supplement dated July 30, 2024

to the Funds’ Prospectus

dated May 31, 2024

Effective immediately, the following information replaces the similar disclosure found in the first paragraph contained under the “HOW TO BUY SHARES” heading on page 27 of the Funds’ Prospectus:

A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary, or, if applicable, a Financial Intermediary’s authorized designee, receives the order. Orders for a share of a Fund will be priced at the Fund’s net asset value next computed after they are received by a Financial Intermediary or a Financial Intermediary’s authorized designee.

You should read this Supplement in conjunction with the Prospectus and SAI, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds at (425) 409-9500.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE